EXHIBIT 31.2

Certification of Chief Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
I, Robert Roddie, certify that:

1.	I have reviewed this quarterly report on Form 10-Q of Exousia Advanced Materials, Inc.;
2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a  material fact necessary to make the statements made, in light of the circumstances under which such statements  were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly  present in all material respects the financial condition, results of operations and cash flows of the registrant as of,  and for, the periods presented in this report; periods presented in this report;

4.
The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls  and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial  reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)for the registrant and have; (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be  designed under our supervision, to ensure that material information relating to the registrant, including its  consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in  which this report is being prepared;

b)
Designed such internal control over financial reporting, or caused such internal control over financial  reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability  of financial reporting and the preparation of financial statements for external purposes in accordance  with generally accepted accounting principles;

c)
Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in  this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end  of the period covered by this report based on such evaluation; and

d)
Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred  during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual  report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal  control over financial reporting; and

5.
The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal  control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of  directors (or persons performing the equivalent functions):

a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial  reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize  and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: November 14, 2008	By: //s// Robert Roddie
Name: Robert Roddie
Title: Chief Financial Officer